Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                           AND YEAR OCTOBER 1998

INCOME STATEMENT ( Page 1 of 2 )                                                                       Filing
                                                                                                  October 1, 1998
                                        October       November         December      January          to Date
                                      -----------    -----------     -----------   -----------    ---------------
GROSS SALES
     Interest Income                  $ 2,969,812                                                    $  2,969,812
     Servicing Income                     711,909                                                         711,909
     Prepayment Penalty Income            858,818                                                         858,818
     Less: Returns and Allowances                                                                               -
                                      -----------    -----------     -----------   -----------       ------------
NET SALES                               4,540,539              -               -             -          4,540,539

COST OF SALES
     BEGINNING INVENTORY                                                                                        -
     Add:   PURCHASES                                                                                           -
     Less:  ENDING INVENTORY                                                                                    -
                                      -----------    -----------     -----------   -----------       ------------
COST OF GOODS SOLD                              -              -               -             -                  -

GROSS PROFIT                            4,540,539              -               -             -          4,540,539

OTHER OPERATING EXPENSES:
     OFFICER SALARIES/DRAWS               413,199                                                         413,199
     DIRECT LABOR/SALARIES                427,198                                                         427,198
     BENEFITS/PAYROLL TAXES               249,293                                                         249,293
     SUPPLIES                              26,820                                                          26,820
     INSURANCE                             37,430                                                          37,430
     RENT                                 288,568                                                         288,568
     GENERAL AND ADMINISTRATIVE           563,389                                                         563,389


                                                                        5 of 21
                                                                      EXHIBIT 99
                                                                      ----------

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                           AND YEAR OCTOBER 1998

INCOME STATEMENT ( Page 2 of 2 )                                                                            Filing
                                                                                                        October 1, 1998
                                         October         November          December         January         to Date
                                     --------------  ---------------   ---------------  ---------------  -------------
     DEPRECIATION/AMORTIZATION              425,077                                                            425,077
                                     --------------  ---------------   ---------------  ---------------  -------------
TOTAL OPERATING EXPENSES                  2,430,974                -                 -                -      2,430,974

                                     --------------  ---------------   ---------------  ---------------  -------------
NET OPERATING INCOME (LOSS)               2,109,565                -                 -                -      2,109,565

ADD:   OTHER INCOME (2)                      51,608                                                             51,608
LESS OTHER EXPENSES:
     INTEREST EXPENSE                    (2,053,875)                                                        (2,053,875)
     OTHER (3)                           (1,077,948)                                                        (1,077,948)
                                     --------------  ---------------   ---------------  ---------------  -------------
TOTAL OTHER EXPENSES                       (970,650)               -                 -                -       (970,650)

GAIN/LOSS SALE OF ASSETS                          0                                                                  -

                                     --------------  ---------------   ---------------  ---------------  --------------
INCOME (LOSS) BEFORE TAXES                 (970,650)               -                 -                -        (970,650)

INCOME TAXES                                (44,528)                                                            (44,528)
                                     ==============  ===============   ===============  ===============  ==============
NET INCOME (LOSS)                     $  (1,015,178) $             -   $             -  $             -  $   (1,015,178)
                                     ==============  ===============   ===============  ===============  ==============

(2)  Schedule of Other Income attached
(3)  Schedule of Other Expense attached

                                                                         6 of 21

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                           AND YEAR OCTOBER 1998

RECONCILIATION OF NET INCOME TO NET
       CASH PROVIDED BY OPERATIONS                                                                           Filing
                                                                                                         October 1, 1998
                                         October         November          December         January          to Date
                                     -------------   --------------    --------------   ---------------  --------------
NET INCOME (LOSS)                    $  (1,015,178)                                                      $   (1,015,178)

ADJUSTMENTS TO RECONCILE NET INCOME
TO NET CASH:
     DEPRECIATION/AMORTIZATION             425,077                                                              425,077
     (GAIN)LOSS ON SALE OF ASSETS               --                                                                   --
     (INCREASE)DECREASE IN RECEIVABLES   1,357,074                                                            1,357,074
     (INCREASE)DECREASE IN INVENTORY(1)    422,818                                                              422,818
     INCREASE(DECREASE) IN PAYABLES      1,206,020                                                            1,206,020
     OTHER, NET (2)                      1,489,709                                                            1,489,709
                                     -------------   --------------    --------------   ---------------  --------------
NET CASH PROVIDED BY OPERATIONS          3,885,520               --                --                --       3,885,520

CASH FLOWS FROM
 INVESTING/FINANCING:
     (PURCHASE OF) FIXED ASSETS                 --                                                                   --
     CAPITAL CONTRIBUTIONS                      --                                                                   --
     LOAN PROCEEDS (SCHEDULE F, NO. 6)          --                                                                   --
     LOAN PRINCIPAL/CAP. LEASE (PMTS)      (97,922)                                                             (97,922)
                                     -------------   --------------    --------------   ---------------  --------------
NET INCREASE (DECREASE) IN CASH          3,787,598               --                --                --       3,787,598

BEGINNING CASH                           1,930,442                                                            1,930,442
                                     -------------   --------------    --------------   ---------------  --------------
ENDING CASH                              5,718,040               --                --                --       5,718,040
                                     =============   ==============    ==============   ===============  ==============
 (1)      Mortgage Loans Held for Sale
 (2)      Accrual of Operations of
          subsidiaries                   1,077,948
          Residual Loan Interests          279,971
          Prepaid expenses and other
          assets, net                      131,790
                                     -------------                       7 of 21
                                         1,489,709
                                     =============

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                           AND YEAR OCTOBER 1998

COMPARATIVE BALANCE SHEET

                                                AS OF          AS OF       AS OF       AS OF
                                               10/31/98       11/30/98    12/31/98    01/31/99
                                               --------       --------    --------    --------
ASSETS
Current Assets:
    Cash                                    $    5,718,040
    Inventory (Mortgage Loans Held for Sale)   301,695,376
    Accounts Receivable                        102,752,739
         (net of bad debts)
    Notes Receivable                                    --
    Other (attach schedule)                      1,940,083
                                            --------------    --------    --------    -------
Total Current Assets                           412,106,238          --          --         --

Fixed Assets:
    Property and Equipment                      11,424,029
    Less: Accumulated Depreciation              (4,205,145)
                                            --------------    --------    --------    --------
Total Fixed Assets                               7,218,884          --          --          --
Other Assets (attach schedule)                 322,755,879
                                            --------------    --------    --------    --------
TOTAL ASSETS                                $  742,081,001    $     --    $     --    $     --
                                            ==============    ========    ========    ========

LIABILITIES
Postpetition Liabilities:
    Accounts Payable                        $       57,515
    Notes Payable                                       --
    Rents and Leases Payable                            --
    Taxes Payable                                   44,527
    Accrued Interest                                    --
    Other                                            4,790
                                            --------------    --------    --------    --------
Total Postpetition Liabilities                     106,832          --          --          --

Prepetition Liabilities (Noncurrent):
    Unsecured Debt                             171,293,855
    Notes Payable-Secured                      455,556,112
    Priority Claims:
        Taxes                                       76,332
        Wages                                    1,409,372
        Deposits                                        --
    Other                                       18,536,567
                                            --------------    --------    --------    --------
Total Prepetition Liabilities                  646,872,238          --          --          --
                                            --------------
TOTAL LIABILITIES                              646,979,070          --          --          --

OWNER EQUITY (DEFICIT)                          95,101,931
                                            --------------    --------    --------    --------
TOTAL LIABILITIES AND OWNER EQUITY          $  742,081,001    $     --    $     --    $     --
                                            ==============    ========    ========    ========

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                           AND YEAR OCTOBER 1998

                                   SCHEDULE F

STATEMENT OF PERSONNEL, INSURANCE AND OPERATIONS

1.   PERSONNEL REPORT (required if more than ten employees)
                                                          Full Time    Part Time
     Total number of employees at beginning of period       618             2
     Number hired during period                               8            -
     Number terminated or resigned during period            491             2
                                                         ------         -----
     Total number of employees on payroll at period end     135            -

     Total Payroll for the period:      $        1,402,655

     Includes payment of items accrued for book  purposes as of September  30,
     1998

2.  INSURANCE - Copies of certificates of insurance must accompany first report.

     For subsequent months, explain any changes in insurance coverage:

     Copies of insurance certificates have already been submitted.

3. Subsequent to the filing of the petition have any payments been made on prepetition unsecured debt, except as authorized by the court?
         [x]  No.
         [ ]  Yes.  Identify amount, who was paid and date paid:
                                                                ----------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

4. Provide a narrative report of significant events which may have an effect on the financial condition of the debtor or any events out of the ordinary course of business, which have occurred since the period covered by this report. Attach separate sheet(s) if necessary. See Narrative attached.

5. If assets, other than inventory sold in the ordinary course of business, were disposed of during the current month, provide the following information for each asset (attach separate sheet(s), if necessary):
                              ENTITY TO WHOM        AUTHORIZATION
                               TRANSFERRED          (e.g. notice dated
    DESCRIPTION   VALUE ON      (relationship to         or court
                                                     ----
     OF ASSET    BOOK BASIS     debtor if any)       order dated     )     Terms
                                                                 ----
--------------------------------------------------------------------------------

NONE

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                           AND YEAR OCTOBER 1998

STATEMENT OF PERSONNEL, INSURANCE, AND OPERATIONS - Continued

6. For each loan obtained during the current month provide the following information (attach separate sheet(s), if necessary):
------------------------------------------------------------------------------
                   AMOUNT OF LOAN        TERMS OF LOAN
LENDER'S NAME      (describe right       (interest rate,         PROCEDURE FOR
(Relationship to    to receive future     maturity                 OBTAINING
 debtor, if any)    advances, if any)     collateral, etc.)      AUTHORIZATION
--------------------------------------------------------------------------------
NONE



7. Statement of Disbursements and Fee paid to the U.S. Trustee pursuant to Federal Rule of Bankruptcy Procedure 2015(a)(5):
--------------------------------------------------------------------------------

    QUARTER ENDING             TOTAL DISBURSEMENTS               FEE PAID
    --------------             -------------------               --------
         March 31, 1998            ---------------            ---------------
         June 30, 1998             ---------------            ---------------
         September 30, 1998        ---------------            ---------------
         December 31, 1998         $ 2,711,699 (1)            ---------------

(1) Excludes servicing disbursements

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                           AND YEAR OCTOBER 1998

ADDENDUM TO SCHEDULE F - Item 4

4. Provide a narrative report of significant events which may have an effect on the financial condition of the debtor or any events out of ordinary course of business, which have occurred since the period covered by this report (10/31/98). Attach separate sheet(s) if necessary.

         a. On October 30, 1998, the debtor entered into an agreement with Maynards Industries (1991) Inc., a firm specializing in liquidation, to sell the furniture, fixtures, and equipment ("FFE") of the debtor located at the debtor's branch offices and the debtor's former corporate headquarters. Maynards conducted a sale of the FFE of the corporate headquarters during the week of November 9-13 and has begun to sell the FFE for the debtor's branches. SPFC received a minimum net guarantee payment of $1.0 million from Maynards on November 20, 1998.

         b. On November 20, 1998, the debtor and Wilshire Real Estate Partnership L.P. ("Wilshire"), a secured creditor of the debtor, agreed to a settlement regarding the status of Wilshire's prepetion loan to the debtor in the amount of $40 million. Wilshire had sought relief from stay to sell the residual certificates (representing the debtor's residual equity interest and subordinated interest-only strips in the debtor's securitization offerings of mortgage loan pools) the debtor had pledged to Wilshire as collateral. Based on book value, these residual certificates represent approximately 50% of the residual certificates owned by the debtor. The debtor had also pledged an interest in prepayment penalties and servicing rights. Under the terms of the settlement, Wilshire agreed to extend the term of the loan to three years. Both parties agreed to mutual release of claims. The settlement is subject to court approval and is scheduled for hearing on December 8, 1998.*

         c. On November 5, 1998, the court granted the debtor authority to repurchase approximately $294,000,000 principal balance of mortgage loans from First Union National Bank, one of its warehouse lenders, and simultaneously sell the loans to Lehman Commercial Paper, Inc. for a purchase price of par plus 50 basis points. On November 23, 1998, the debtor entered into agreements with First Union and Lehman to effect the repurchase and sale which was promptly closed.

         d. On November 5, 1998, MorCap Inc., a wholly owned subsidiary of National Capital Holdings, Inc., a subsidiary of debtor, filed a petition under chapter 11.

         e. On November 20, 1998, Home America Financial Services, Inc., a wholly owned subsidiary of the debtor, filed a petition under chapter 11.

* The hearing was subsequently rescheduled to January 15, 1999.

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                           AND YEAR OCTOBER 1998

INCOME STATEMENT
SUPPORTING SCHEDULE (2) OTHER INCOME

                                                                                                                 Filing
                                                                                                              October 1,1998
                                                     October        November        December       January       to Date
                                                 ---------------  -------------   -----------   ------------  ---------------
Insurance Commissions Revenue (Servicing)        $         16,271                                             $        16,271
Miscellaneous Refunds Received                             35,337                                                      35,337
                                                 ---------------- --------------  -----------   ------------  ---------------
                TOTAL OTHER INCOME               $         51,608 $            -  $         -   $          -  $        51,608
                                                 ================ ==============  ===========   ============  ===============

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                           AND YEAR OCTOBER 1998
INCOME STATEMENT
SUPPORTING SCHEDULE (3) OTHER EXPENSE

                                                                                                                 Filing
                                                                                                              October 1,1998

                                                     October        November        December       January       to Date
                                                 ---------------  -------------   -----------   ------------  ---------------

Equity in Operations (Losses) of Subsidiaries
     Oceanmark Financial Services                $     (176,966)                                              $     (176,966)
     Home America Financial Services                   (111,167)                                                    (111,167)
     Hallmark America                                    (7,265)                                                      (7,265)
     National Capital Funding, Inc.                     (92,012)                                                     (92,012)
     Southern Pacific Mortgage Limited                 (690,538)                                                    (690,538)
                                                 ---------------- --------------  -----------   ------------  ---------------
                TOTAL OTHER INCOME               $   (1,077,948)  $            -  $         -   $          -  $   (1,077,948)
                                                 ================ ==============  ===========   ============  ===============

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                           AND YEAR OCTOBER 1998

COMPARATIVE BALANCE SHEET
SUPPORTING SCHEDULES - OTHER ASSETS

                                                         AS OF              AS OF             AS OF           AS OF
                                                        10/31/98           11/30/98          12/31/98        01/31/99
                                                      -------------    ---------------    --------------  --------------

OTHER CURRENT ASSETS
     Prepaid Expenses                                 $   1,785,204
     Prepaid Lease Deposit
                                                            146,052
     Prepaid Maintenance Contracts
                                                              3,216
     Miscellaneous Servicing accounts
                                                              5,611
                                                      -------------     --------------    --------------  --------------

        TOTAL OTHER CURRENT ASSETS                    $   1,940,083     $            -    $            -  $            -
                                                      =============     ==============    ==============  ==============

OTHER ASSETS
     Residual Loan Interests                          $ 302,703,733
     Mortgage Servicing Rights
                                                          7,503,655
     Investment in Subsidiaries
                                                         11,734,122
     Real Estate Owned
                                                            814,369
                                                      -------------     --------------    --------------  --------------

        TOTAL OTHER CURRENT ASSETS                    $ 322,755,879     $            -    $            -  $            -
                                                      =============     ==============    ==============  ==============